Inventory - Schedule of Inventory (Details) ¥ in Thousands, $ in Thousands	Jun. 30, 2024 CNY (¥)	Jun. 30, 2024 USD ($)	Dec. 31, 2023 CNY (¥)	Dec. 31, 2023 USD ($)	Dec. 31, 2022 CNY (¥)	Dec. 31, 2022 USD ($)	Dec. 31, 2021 CNY (¥)
Schedule of Inventory [Abstract]
Raw materials	¥ 1,784	$ 245	¥ 1,784	$ 246	¥ 1,793
Low value consumables	41	6	41	6	41
Finished goods	4,276	588	3,705	526	3,803
Less: inventory impairment	(111)	(15)	(91)	(12)	(180)	$ (25)
Inventories	¥ 5,990	$ 824	¥ 5,439	$ 766	¥ 5,457